SHARE-BASED PAYMENTS	6 Months Ended
Jun. 30, 2026
SHARE-BASED PAYMENTS
SHARE-BASED PAYMENTS

NOTE 5 - SHARE-BASED PAYMENTS:

On January 23, 2026, the BoD granted 382,850 RSUs to employees and consultants of the Company. These RSUs will vest in 8 equal quarterly installments over two years and had a fair value of $0.4 million on the grant date, based on the ADS price on that date. In addition, the general meeting of the Company’s shareholders held on March 5, 2026, following approval by the Company’s BoD in January 2026, approved grant of 104,500 RSUs to the Company’s directors and Chief Executive Officer, on the same terms. The fair value of these RSUs on the approval date was $0.1 million.